SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 13D
                                (Amendment No. 4)

                   Under the Securities Exchange Act of 1934*

                             Pogo Producing Company
--------------------------------------------------------------------------------
                                (Name of Issuer)

                     Common Stock, par value $1.00 per share
--------------------------------------------------------------------------------
                         (Title of Class of Securities)

                                    730448107
--------------------------------------------------------------------------------
                      (CUSIP Number of Class of Securities)

                                 Daniel S. Loeb
                                 Third Point LLC
                                 390 Park Avenue
                               New York, NY 10022
                                 (212) 224-7400
--------------------------------------------------------------------------------
                  (Name, Address and Telephone Number of Person
                Authorized to Receive Notices and Communications)

                                   Copies to:
                            Michael A. Schwartz, Esq.
                          Willkie Farr & Gallagher LLP
                               787 Seventh Avenue
                             New York, NY 10019-6099
                                 (212) 728-8000

                                February 23, 2007
--------------------------------------------------------------------------------
                          (Date of Event which Requires
                            Filing of this Schedule)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition which is the subject of this Schedule 13D, and is filing this schedule because of ss.ss. 240.13d-1(e), 240.13d-1(f) or 240.13d-1(g), check the following box: [ ]

NOTE: Schedules filed in paper format shall include a signed original and five copies of the schedule, including all exhibits. See Rule 240.13d-7 for other parties to whom copies are to be sent.

* The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

                                    SCHEDULE 13D



--------------------------------                     ---------------------------
CUSIP No. 730448107                                  Page 2 of 8 Pages
--------------------------------                     ---------------------------


----------- --------------------------------------------------------------------
    1       NAME OF REPORTING PERSON
            I.R.S. IDENTIFICATION NOS. OF ABOVE PERSONS (ENTITIES ONLY)

            Third Point LLC                                     I.D. #13-3922602
----------- --------------------------------------------------------------------
    2       CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP
                                                                (a) [ ]
                                                                (b) [X]
----------- --------------------------------------------------------------------
    3       SEC USE ONLY
----------- --------------------------------------------------------------------
    4       SOURCE OF FUNDS*

            AF
----------- --------------------------------------------------------------------
    5 CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDING IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) [ ]

----------- --------------------------------------------------------------------
    6       CITIZENSHIP OR PLACE OF ORGANIZATION

            Delaware
--------------------- --------- ------------------------------------------------
                         7      SOLE VOTING POWER

                                0
                      --------- ------------------------------------------------
                         8      SHARED VOTING POWER
NUMBER OF SHARES
BENEFICIALLY OWNED              4,615,000
BY EACH REPORTING     --------- ------------------------------------------------
PERSON WITH              9      SOLE DISPOSITIVE POWER

                                0
                      --------- ------------------------------------------------
                         10     SHARED DISPOSITIVE POWER

                                4,615,000
----------- --------------------------------------------------------------------
    11      AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH PERSON

            4,615,000
----------- --------------------------------------------------------------------
    12      CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN
            SHARES*   [ ]

----------- --------------------------------------------------------------------
    13      PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

            7.9%
----------- --------------------------------------------------------------------
    14      TYPE OF REPORTING PERSON*

            OO
----------- --------------------------------------------------------------------

                                  SCHEDULE 13D



--------------------------------                     ---------------------------
CUSIP No. 730448107                                  Page 3 of 8 Pages
--------------------------------                     ---------------------------


----------- --------------------------------------------------------------------
    1       NAME OF REPORTING PERSON
            I.R.S. IDENTIFICATION NOS. OF ABOVE PERSONS (ENTITIES ONLY)

            Third Point Offshore Fund, Ltd.
----------- --------------------------------------------------------------------
    2       CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP
                                                                (a) [ ]
                                                                (b) [X]
----------- --------------------------------------------------------------------
    3       SEC USE ONLY
----------- --------------------------------------------------------------------
    4       SOURCE OF FUNDS*

            AF
----------- --------------------------------------------------------------------
    5 CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDING IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) [ ]

----------- --------------------------------------------------------------------
    6       CITIZENSHIP OR PLACE OF ORGANIZATION

            Cayman Islands
--------------------- --------- ------------------------------------------------
                         7      SOLE VOTING POWER

                                0
                      --------- ------------------------------------------------
                         8      SHARED VOTING POWER
NUMBER OF SHARES
BENEFICIALLY OWNED              2,988,400
BY EACH REPORTING     --------- ------------------------------------------------
PERSON WITH              9      SOLE DISPOSITIVE POWER

                                0
                      --------- ------------------------------------------------
                         10     SHARED DISPOSITIVE POWER

                                2,988,400
----------- --------------------------------------------------------------------
    11      AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH PERSON

            2,988,400
----------- --------------------------------------------------------------------
    12      CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN
            SHARES*   [ ]

----------- --------------------------------------------------------------------
    13      PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

            5.1%
----------- --------------------------------------------------------------------
    14      TYPE OF REPORTING PERSON*

            OO
----------- --------------------------------------------------------------------

                                  SCHEDULE 13D



--------------------------------                     ---------------------------
CUSIP No. 730448107                                  Page 4 of 8 Pages
--------------------------------                     ---------------------------


----------- --------------------------------------------------------------------
    1       NAME OF REPORTING PERSON
            I.R.S. IDENTIFICATION NOS. OF ABOVE PERSONS (ENTITIES ONLY)

            Daniel S. Loeb
----------- --------------------------------------------------------------------
    2       CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP
                                                                (a) [ ]
                                                                (b) [X]
----------- --------------------------------------------------------------------
    3       SEC USE ONLY
----------- --------------------------------------------------------------------
    4       SOURCE OF FUNDS*

            AF
----------- --------------------------------------------------------------------
    5 CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDING IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) [ ]

----------- --------------------------------------------------------------------
    6       CITIZENSHIP OR PLACE OF ORGANIZATION

            United States
--------------------- --------- ------------------------------------------------
                         7      SOLE VOTING POWER

                                0
                      --------- ------------------------------------------------
                         8      SHARED VOTING POWER
NUMBER OF SHARES
BENEFICIALLY OWNED              4,615,000
BY EACH REPORTING     --------- ------------------------------------------------
PERSON WITH              9      SOLE DISPOSITIVE POWER

                                0
                      --------- ------------------------------------------------
                         10     SHARED DISPOSITIVE POWER

                                4,615,000
----------- --------------------------------------------------------------------
    11      AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH PERSON

            4,615,000
----------- --------------------------------------------------------------------
    12      CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN
            SHARES*   [ ]

----------- --------------------------------------------------------------------
    13      PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

            7.9%
----------- --------------------------------------------------------------------
    14      TYPE OF REPORTING PERSON*

            IN
----------- --------------------------------------------------------------------

     This Amendment No. 4 to Schedule 13D ("Amendment No. 4") is filed on behalf of Third Point LLC, a Delaware limited liability company (the "Management Company"), Third Point Offshore Fund, Ltd., a Cayman Islands limited liability exempted company ("Offshore Fund"), and Daniel S. Loeb, an individual ("Mr. Loeb", and together with the Management Company and Offshore Fund, the "Reporting Persons"), and amends the Schedule 13D filed on November 20, 2006 (the "Original 13D", and together with Amendment No. 1 thereto previously filed on December 1, 2006, Amendment No. 2 thereto previously filed on February 5, 2007, Amendment No. 3 thereto previously filed on February 16, 2007, and this Amendment No. 4, the "Schedule 13D"). This Amendment No. 4 relates to the common stock, par value $1.00 per share (the "Common Stock"), of Pogo Producing Company, a Delaware corporation (the "Company"). The Management Company is the investment manager or adviser to a variety of hedge funds and managed accounts (such funds and accounts, collectively, including but not limited to Offshore Fund, the "Funds"). The Funds directly own the Common Stock to which this
Schedule 13D relates, and the Reporting Persons may be deemed to have beneficial ownership over such Common Stock by virtue of the authority granted to them by the Funds to vote and to dispose of the securities held by the Funds, including the Common Stock.


Item 4.   Purpose of Transaction

     Item 4 of the Schedule 13D is hereby amended by adding the following thereto:

     On February 23, 2007, Offshore Fund delivered to the Company the notice (the "Notice") required under the Company's bylaws (the "Bylaws") of proposals in order to permit the shareholders of the Company to elect a majority of the Company's board of directors (the "Board") at the Company's 2007 annual meeting of shareholders scheduled for May 15, 2007(the "Annual Meeting"). In addition, Offshore Fund proposed six nominees for election at the Annual Meeting. Pursuant to the Notice, Offshore Fund notified the Company of the following five proposals:

     Proposal #1: Offshore Fund proposes to nominate George K. Hickox, Jr., Christian Woessner, III, and Benjamin W. Miller for election at the Annual Meeting as directors of the Company for terms expiring in 2010, to replace the Company's three directors whose terms expire at the Annual Meeting.

     Proposal #2: Offshore Fund proposes to amend the Bylaws to set the number of members of the Board at eleven.

     Proposal #3: Offshore Fund proposes to amend the Bylaws to provide the Company's shareholders with the right to fill vacancies and newly created directorships on the Board, and to grant the shareholders the exclusive right to fill any such directorships created by action of the shareholders.

     Proposal #4: Offshore Fund proposes to nominate Elizabeth K. Blake, George
W. Braly and Robert T. Hanley for election at the Annual Meeting to fill the newly created directorships on the Board, subject to the approval of Proposals #2 and #3.

     Proposal #5: Offshore Fund proposes to amend the Bylaws to permit that the Chairman of the Board will be appointed by the Board and will not automatically be the Chief Executive Officer, as currently provided in the Bylaws.

     Accordingly, if Proposals #2, 3 and 4 are adopted, the Board will be expanded by three seats and the shareholders will have the ability to fill such newly created seats at the Annual Meeting. With the successful adoption of Proposal #1 as well, a majority of the Board would be elected by the shareholders at the Annual Meeting. The Reporting Persons intend to solicit proxies for use at the Annual Meeting in order to seek adoption of the proposals described above, allowing for the election to the Board of Offshore Fund's nominees, who would constitute a majority of the Board if elected.

                                      * * *

     In connection with their intended proxy solicitation, Third Point LLC and certain of its affiliates intend to file a proxy statement with the Securities and Exchange Commission (the "SEC") to solicit stockholders of the Company. THIRD POINT LLC STRONGLY ADVISES ALL STOCKHOLDERS OF THE COMPANY TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN ANY SUCH PROXY SOLICITATION. SUCH PROXY STATEMENT, WHEN FILED, AND ANY OTHER RELEVANT DOCUMENTS WILL BE AVAILABLE AT NO CHARGE ON THE SEC'S WEBSITE AT HTTP://WWW.SEC.GOV.

THIRD POINT PARTICIPANT INFORMATION

     In accordance with Rule 14a-12(a)(1)(i) of the Securities Exchange Act of 1934, as amended, the following persons are anticipated to be, or may be deemed to be, participants in any such proxy solicitation by Third Point LLC: Third Point LLC, Mr. Loeb, Third Point Offshore Fund, Ltd., Third Point Ultra Ltd., Third Point Partners LP, Third Point Partners Qualified LP and Lyxor/Third Point Fund Limited, George K. Hickox, Jr., Christian Woessner, III, Benjamin W. Miller, Elizabeth K. Blake, Robert T. Hanley and George W. Braly. Certain of these persons hold direct or indirect interests as follows: Third Point LLC may be deemed to beneficially own 4,615,000 shares of Common Stock; Mr. Loeb may be deemed to beneficially own 4,615,000 shares of Common Stock; Third Point Offshore Fund, Ltd. may be deemed to beneficially own 2,988,400 shares of Common Stock; Third Point Ultra Ltd. may be deemed to beneficially own 566,800 shares of Common Stock; Third Point Partners LP may be deemed to beneficially own 452,400 shares of Common Stock; Third Point Partners Qualified LP may be deemed to beneficially own 360,700 shares of Common Stock; Lyxor/Third Point Fund Limited may be deemed to beneficially own 246,700 shares of Common Stock; and Mr. Hickox, Mr. Woessner, Mr. Miller, Ms. Blake, Mr. Hanley and Mr. Braly each have an interest in being nominated and elected as a director of the Company.


                         [Signatures on following page]

                                  SIGNATURES

          After reasonable inquiry and to the best of our knowledge and belief, the undersigned certify that the information set forth in this statement is true, complete and correct.


Dated:  February 23, 2007




                                 THIRD POINT LLC

                                 By: Daniel S. Loeb,
                                     Chief Executive Officer


                                 By:  /s/ Justin Nadler
                                      ------------------------------------------
                                      Name:   Justin Nadler
                                      Title:  Attorney-in-Fact



                                 THIRD POINT OFFSHORE FUND, LTD.

                                 By: Daniel S. Loeb,
                                     Director


                                By:  /s/ Justin Nadler
                                      ------------------------------------------
                                      Name:   Justin Nadler
                                      Title:  Attorney-in-Fact



                                 DANIEL S. LOEB


                                 By:  /s/ Justin Nadler
                                      ------------------------------------------
                                      Name:   Justin Nadler
                                      Title:  Attorney-in-Fact





               [SIGNATURE PAGE TO AMENDMENT NO. 4 TO SCHEDULE 13D
                     WITH RESPECT TO POGO PRODUCING COMPANY]